UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 25, 2011 (April 25, 2011)
CUMULUS MEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24525	36-4159663

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

3280 Peachtree Road, N.W., Suite 2300, Atlanta GA	30305

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (404) 949-0700
n/a

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into Material Definitive Agreement.
Item 7.01 — Regulation FD Disclosure.
Item 8.01 — Other Events.
Item 9.01 — Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-99.1
EX-99.2
EX-99.3

Item 1.01 — Entry into Material Definitive Agreement.
Amended and Restated Investment Agreement
     On April 22, 2011, the Company entered into an Amended and Restated Investment Agreement (the “Amended and Restated Investment Agreement”) with Crestview Radio Investors, LLC (“Crestview”), MIHI LLC (“Macquarie”) and UBS Securities LLC (“UBS Securities” and, together with Crestview and Macquarie, the “Investors”). The Amended and Restated Investment Agreement amends and restates the Company’s previously disclosed Investment Agreement (the “Original Investment Agreement”) with Crestview and Macquarie, dated as of March 9, 2011. Pursuant to the Original Investment Agreement, Crestview and Macquarie had committed to purchase with cash up to an aggregate of $500.0 million in equity securities of the Company, at a purchase price per share of $4.34 (the “Investment”). As provided for in the Amended and Restated Investment Agreement, Crestview has agreed to purchase up to $250.0 million in shares of our class A common stock and Macquarie and UBS Securities have each agreed to purchase up to $125.0 million in warrants, which will be immediately exercisable at an exercise price of $0.01 per share for shares of a newly created class of non-voting common stock. Macquarie may, at its option, elect instead to receive shares of a newly created class of redeemable, non-convertible preferred stock, and will also be permitted to syndicate up to $45.0 million of its commitment to purchase warrants to one or more third parties, subject to certain limitations set forth in the Amended and Restated Investment Agreement.
     Contemporaneously with the closing of the Investment, Crestview and Macquarie will each receive a cash commitment fee equal to $10.0 million, and UBS Securities will receive a structuring fee equal to 3.0% of its equity commitment. In addition, Crestview will receive warrants to purchase, at an exercise price of $4.34 per share, 7,776,498 shares of the Company’s class A common stock and, pursuant to a monitoring agreement to be entered into in connection with the closing of the Investment, a monitoring fee of $2.0 million per year, payable in installments quarterly in arrears, until the fifth anniversary of the closing of the Investment. Up to $80.0 million of Macquarie’s commitment is terminable by the Company, in whole or in part, at any time. Macquarie will also receive a syndication fee of approximately $0.2 million, and an equity commitment fee of approximately $0.2 million plus an amount, computed like interest on a daily basis from March 26, 2011 until the closing date of the Investment, equal to 3.1% per annum on the dollar amount of such portion of its commitment outstanding from time to time and not terminated by the Company.
     Except as set forth above, the Amended and Restated Investment Agreement did not provide for any material modifications of the Original Investment Agreement.
     The foregoing description of the Amended and Restated Investment Agreement is qualified in its entirety by reference to the full text of the Amended and Restated Investment Agreement filed with this Form 8-K as Exhibit 10.1 and incorporated by reference.
Item 7.01 — Regulation FD Disclosure.
     In a preliminary offering memorandum and marketing materials distributed to investors in connection with a private offering described under Item 8.01 of this Current Report on Form 8-K (this “Current Report”), the Company disclosed certain information to prospective investors, including, but not limited to, with respect to the following:

•	certain preliminary financial data of each of the Company, its privately owned affiliate Cumulus Media Partners, LLC (“CMP”) and Citadel Broadcasting Corporation (“Citadel”) for the three months ended March 31, 2011;

•	certain unaudited pro forma condensed consolidated financial information as of and for the period ended December 31, 2010, which was based on the historical financial statements of each of the Company, CMP and Citadel being as of and for such period;

•	certain expected sources and uses of proceeds in connection with the Company’s: (i) previously announced and pending acquisition of the remaining equity interests of CMP not currently owned by the Company; (ii) previously announced and pending acquisition of Citadel; and (iii) overall debt refinancing expected to be undertaken in connection therewith;

•	certain risk factors;

•	certain of the Company’s current and anticipated (in connection with the Company’s overall debt refinancing) debt facilities and indebtedness; and

•	certain legal proceedings.
      The Company is furnishing as Exhibit 99.1 to this Current Report the related information being disclosed by the Company pursuant to Regulation FD.

     In addition, the Company is furnishing as Exhibit 99.2 to this Current Report updated presentation materials regarding the Company’s pending transaction with Citadel, which updates the presentation filed on March 14, 2011 to reflect full year financial information for 2010.
     The information in, and incorporated by reference into, this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933 (the “Securities Act”).
Item 8.01 — Other Events.
     On April 25, 2011, the Company issued a press release announcing its intention to offer, pursuant to an exemption under the Securities Act, $610.0 million in aggregate principal amount of senior notes due 2019 (the “Notes”). The Company intends to use the net proceeds from the offering of Notes to repay in full amounts outstanding under the term loan facility under the Company’s credit agreement, dated as of June 7, 2006, and to pay all fees and expenses related to the offering of Notes. Any remaining proceeds will be used for general corporate purposes. The consummation of the offering of Notes is conditioned upon customary closing conditions.
     A copy of the press release is attached hereto as Exhibit 99.3, and is incorporated by reference herein.
Item 9.01 — Financial Statements and Exhibits.
(d) Exhibits.

Number	Exhibit

10.1	Amended and Restated Investment Agreement, dated as of April 22, 2011

99.1	Certain information excerpted from the Company’s preliminary offering memorandum and disclosed pursuant to Regulation FD

99.2	Updated Investor Presentation Materials

99.3	Press Release, dated April 25, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.
By:	/s/ Joseph P. Hannan
	Name:	Joseph P. Hannan
	Title:	Senior Vice President, Treasurer and Chief Financial Officer

Date: April 25, 2011

EXHIBIT INDEX

Number	Exhibit

10.1	Amended and Restated Investment Agreement, dated as of April 22, 2011

99.1	Certain information excerpted from the Company’s preliminary offering memorandum and disclosed pursuant to Regulation FD

99.2	Investor Presentation Materials

99.3	Press Release, dated April 25, 2011